                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                        --------------------------------


                                    FORM 8-K
                                 CURRENT REPORT




                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  JUNE 2, 1999
                   (Date of Report - earliest event reported)



                         TRIANGLE PHARMACEUTICALS, INC.
               (Exact name of registrant as specified in charter)


                 DELAWARE                     000-21589         56-1930728
(State of incorporation or organization)     (Commission       (IRS Employer
                                             File Number)   Identification No.)

     4 University Place, 4611 University Drive, Durham, North Carolina 27707


        Registrant's telephone number, including area code: (919)493-5980

                                      NONE
     -----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  OTHER EVENTS.

              ALLIANCE AGREEMENTS

              On June 2, 1999, Triangle Pharmaceuticals, Inc. ("Triangle") and Abbott Laboratories ("Abbott") executed a Collaboration Agreement (the "Collaboration Agreement"), a Co-Promotion Agreement (the "Co-Promotion Agreement"), a Common Stock Purchase Agreement (the "Stock Purchase Agreement"), and a Stockholder Rights Agreement (the "Stockholder Agreement") (collectively, the "Alliance Agreements"). The closing of each of the Alliance Agreements is subject to the satisfaction of several conditions, including the closing of each of the other Alliance Agreements, Hart-Scott-Rodino antitrust clearance, the negotiation of a manufacturing agreement between the parties, as well as the satisfaction or waiver of various other closing conditions under the various Alliance Agreements.

              The purpose of the Alliance Agreements is to establish a world-wide strategic alliance between Triangle and Abbott for six antiviral compounds. Pursuant to the terms of the Alliance Agreements, Triangle and Abbott will collaborate with respect to the clinical development, registration, distribution and marketing of various proprietary pharmaceutical products for the prevention and treatment of human immunodeficiency virus ("HIV") and hepatitis B virus. In the United States, Triangle and Abbott will co-promote four Triangle products currently in active development for HIV and/or hepatitis B, Coactinon-TM-, Coviracil-TM-, DAPD and L-FMAU, and Abbott's two HIV protease inhibitors, Norvir-Registered Trademark- (ritonavir), approved in 1996, and ABT-378, currently in Phase III development. Outside the United States, Abbott will have exclusive sales and marketing rights for the four Triangle antiviral compounds. Triangle and Abbott will share profits and losses for all Triangle drug candidates. Triangle will receive detailing fees and commissions on incremental sales they generate for Abbott's protease inhibitors. In addition, Abbott will have the right of first discussion to market future Triangle compounds.

              The Collaboration Agreement provides for non-contingent research funding of $31.7 million and up to $185 million of contingent development milestone payments and the sharing of future commercialization costs. In addition pursuant to the terms of the Stock Purchase Agreement, Abbott will purchase approximately 6.57 million shares of Triangle common stock (the "Shares") at $18 per share.

              Subject to various conditions and restrictions, the Stockholder Agreement provides for registration and board representation rights in connection with the Shares, as well as additional rights under Triangle's current Rights Agreement (defined below), as amended and further discussed below. The Stockholder Agreement also restricts the transfer of the Shares and subjects Abbott to certain standstill requirements, subject to various terms and conditions.

              The foregoing description of the Alliance Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Alliance Agreements and of the press release filed herewith or referenced as Exhibits 2.1 through 2.4, 4.1 and 99.1 and incorporated herein by this reference.

              RIGHTS AGREEMENT

              In connection with the Alliance Agreements, the Board of Directors of Triangle approved an amendment (the "Amendment"), dated as of June 2, 1999 to the Rights Agreement, dated February 1, 1999, by and between Triangle and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agreement"). All capitalized terms below and not defined herein have the meanings given them in the Rights Agreement, as amended.

              The Amendment provides that (i) from the Effective Date (as such term is defined in the Collaboration Agreement) up until such time as Abbott holds less than the Minimum Purchaser Interest (as such term is defined in the Stockholder Agreement), neither Abbott nor its U.S. wholly-owned subsidiaries shall be deemed to be an Acquiring Person, that the Distribution Date will not be deemed to occur and that the Rights will not separate from the Common Stock as a result of entering into the Alliance Agreements or the consummation of the transactions contemplated thereby (other than any purchases permitted under Section 5.3 of the Stockholder Agreement or otherwise which cause Abbott's Beneficial Ownership (as the term "Beneficial Ownership" is defined in the Stockholder Agreement) of shares of Triangle's Common Stock to exceed 21% of the total shares of Common Stock of Triangle outstanding from time to time hereafter) or as a result of the acquisition by Abbott of Beneficial Ownership (as defined in the Stockholder Agreement) of shares of Common Stock of Triangle not exceeding twenty-one percent (21%) of the total shares of Common Stock of Triangle outstanding from time to time hereafter, and (ii) for the period commencing as of the date of the Stockholder Agreement and ending on the earlier of (x) the Effective Date and (y) termination of the Stockholder Agreement (the "Interim Period"), neither Abbott nor its U.S. wholly-owned subsidiaries shall be deemed to be an Acquiring Person, that the Distribution Date will not be deemed to occur and that the Rights will not separate from the Common Stock as a result solely of Abbott entering into the Stockholder Agreement and being deemed the Beneficial Owner of the Shares (as defined in the Stock Purchase Agreement); provided that Abbott does not become the Beneficial Owner (as defined in the Stockholder Agreement) of any securities of Triangle in addition to the Shares during the Interim Period.

              The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment filed herewith as Exhibit 4.1 and incorporated herein by this reference.

Item 7.  EXHIBITS.

       * 2.1 Collaboration Agreement, dated as of June 2, 1999 by and between Triangle Pharmaceuticals, Inc. and Abbott Laboratories.

       * 2.2 Co-Promotion Agreement, dated as of June 2, 1999 by and between Triangle Pharmaceuticals, Inc. and Abbott Laboratories.

       + 2.3 Triangle Pharmaceuticals, Inc. Common Stock Purchase Agreement, dated as of June 2, 1999 by and between Triangle
                 Pharmaceuticals, Inc. and Abbott Laboratories.

       + 2.4 Triangle Pharmaceuticals, Inc. Stockholder Rights Agreement, dated as of June 2, 1999 by and between Triangle
                 Pharmaceuticals, Inc. and Abbott Laboratories.

         4.1 Amendment to Rights Agreement, dated as of June 2, 1999 by and between Triangle Pharmaceuticals, Inc. and Abbott Laboratories.

       + 99.1    Press Release dated June 3, 1999.

       * Certain confidential portions of this Exhibit were omitted by means of marking such portions with an asterisk (the "Mark"). This Exhibit has been filed with the Secretary of the Commission without the Mark pursuant to the Company's application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

       + Filed as an exhibit to Abbott Laboratories' Schedule 13D filed with the Securities and Exchange Commission on June 11, 1999 and incorporated herein by reference.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








                                   TRIANGLE PHARMACEUTICALS, INC.




DATE:  June 18, 1999               By:      /s/ James A. Klein, Jr.
                                   -----------------------------------
                                   Name:  James A. Klein, Jr.
                                   Title:  Chief Financial Officer and Treasurer

                         TRIANGLE PHARMACEUTICALS, INC.

                                    FORM 8-K

                                  EXHIBIT INDEX

     EXHIBIT      DOCUMENT DESCRIPTION
      NUMBER      --------------------
     -------
      * 2.1       Collaboration Agreement, dated as of June 2, 1999 by and
                  between Triangle Pharmaceuticals, Inc. and Abbott
                  Laboratories.
      * 2.2       Co-Promotion Agreement, dated as of June 2, 1999 by and
                  between Triangle Pharmaceuticals, Inc. and Abbott
                  Laboratories.
      + 2.3       Triangle Pharmaceuticals, Inc. Common Stock Purchase
                  Agreement, dated as of June 2, 1999 by and between Triangle
                  Pharmaceuticals, Inc. and Abbott Laboratories.
      + 2.4       Triangle Pharmaceuticals, Inc. Stockholder Rights Agreement,
                  dated as of June 2, 1999 by and between Triangle
                  Pharmaceuticals, Inc. and Abbott Laboratories.
        4.1       Amendment to Rights Agreement, dated as of June 2, 1999 by and between Triangle Pharmaceuticals, Inc. and Abbott
                  Laboratories.
     + 99.1       Press Release dated June 3, 1999.
          *       Certain confidential portions of this Exhibit were omitted by means of marking such portions with an asterisk (the "Mark").
                  This Exhibit has been filed with the Secretary of the
                  Commission without the Mark pursuant to the Company's
                  application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
          +       Filed as an exhibit to Abbott Laboratories' Schedule 13D
                  filed with the Securities and Exchange Commission on June
                  11, 1999 and incorporated herein by reference.